Exhibit 10.1

Execution Version

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of June 3, 2026, is by and among Aditxt, Inc., a Delaware corporation with offices located at 2569 Wyandotte Street, Suite 101, Mountain View, CA 94043 (the “ADTX Borrower”), Ignite Proteomics LLC, a Delaware limited liability company (“Ignite Borrower”, and together with the ADTX Borrower, the “Borrowers”) and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”). The Buyers and the Borrowers are sometimes referred to herein collectively as the “Parties” and individually as a “Party”.

RECITALS

A. On December 22, 2023, pursuant to that certain Exchange Agreement by and among the ADTX Borrower and the investors party thereto, among other things, such investors acquired certain shares of a series of convertible preferred stock of the ADTX Borrower designated as Series A-1 Convertible Preferred Stock, $0.001 par value, the terms of which are set forth in the certificate of designations (the “Series A-1 Certificate of Designations”) for such series of preferred stock (such preferred shares, together with any preferred shares issued in replacement thereof in accordance with the applicable certificate of designations, the “Series A-1 Preferred Shares”).

B. On March 11, 2026, pursuant to that certain Securities Purchase Agreement, by and among the ADTX Borrower, [●], a Delaware corporation with offices located at [●] (“[●]”) and the investors party thereto (the “Ignite Investors”), among other things (i) the ADTX Borrower acquired 100% of the equity interests of the Ignite Borrower and all assets of the Ignite Borrower and/or any of its Subsidiaries related to (or otherwise used in) the business of Ignite Borrower (all of which is referred to herein as the “Ignite Assets”), and (ii) the Ignite Investors acquired certain shares of a series of convertible preferred stock of the ADTX Borrower designated as Series A-2 Convertible Preferred Stock, $0.001 par value, the terms of which are set forth in the certificate of designations (the “Series A-2 Certificate of Designations”, and collectively with the Series A-1 Certificate of Designations, the “Certificates of Designations”, and individually, each a “Certificate of Designations”) for such series of preferred stock (such preferred shares, together with any preferred shares issued in replacement thereof in accordance with the applicable certificate of designations, the “Series A-2 Preferred Shares”, and together with the Series A-1 Preferred Shares, the “Parent Preferred Shares”).

C. Prior to the date hereof, (i) pursuant to that certain Note Purchase Agreement, dated as of March 11, 2026, by and among the ADTX Borrower and the Buyers party thereto, the ADTX Borrower issued to certain of the Buyers certain 10% original issue discount promissory notes in an aggregate original principal amount of $3,194,444.44 (collectively, the “Original March Notes”), which Original March Notes held by the applicable Buyer have an aggregate principal amount outstanding as of the date hereof as set forth on the signature page of such Buyers attached hereto (collectively, the “Existing March Notes”, and each individually, an “Existing March Note”), and (ii) on April 10, 2026, the ADTX Borrower issued to certain of the Buyer certain 25% original issue discount promissory notes in an aggregate original principal amount of $1,250,000 (collectively, the “Original April Notes”, and together with the Original March Notes, the “Original Notes”), which Original April Notes held by the applicable Buyer have an aggregate principal amount outstanding as of the date hereof as set forth on the signature page of such Buyers attached hereto (collectively, the “Existing April Notes”, and each individually, an “Existing April Note”, and together with the Existing March Notes, the “Existing Notes”, and each individually, an “Existing Note”).

D. On May 12, 2026, the ADTX Borrower entered into a non-binding letter of intent with a special purpose acquisition company, pursuant to which the special purpose acquisition company would acquire the Ignite Borrower in a business combination (such proposed transaction, the “Business Combination”) pursuant to a definitive agreement (the “Business Combination Agreement”).

E. The Parties executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

F. The Borrowers have authorized a new series of senior secured notes of the Borrowers, in the aggregate original principal amount equal to the sum of (x) $725,000 and (y) the aggregate original principal amount of the Rollover Notes (as defined below), substantially in the form attached hereto as Exhibit A (the “Notes” or the “Securities”).

G. Each Buyer wishes to purchase, and the Borrowers wishes to sell, upon the terms and conditions stated in this Agreement, a Note in the aggregate original principal amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.

H. The Notes will be secured by a first priority perfected security interest in all of the Ignite Assets, including a pledge of all of equity interests of the Ignite Borrower (the “Pledged Equity”), as evidenced by (i) a security agreement with the Ignite Borrower in the form attached hereto as Exhibit B (the “Security Agreement”), (ii) a pledge agreement with the ADTX Borrower in the form attached hereto as Exhibit C (the “Pledge Agreement”, and together with the Security Agreement, the Perfection Certificate (as defined below) and the other security documents and agreements entered into in connection with this Agreement and each of such other documents and agreements, as each may be amended or modified from time to time, collectively, the “Security Documents”), and (ii) a guaranty executed by each Subsidiary, if any, of the Ignite Borrower in the form attached hereto as Exhibit D (collectively, the “Guaranties”) pursuant to which each of them guarantees the obligations of the Borrowers under the Transaction Documents (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and each Buyer hereby agree as follows:

1. PURCHASE AND SALE OF NOTES.

(a) Purchase of Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Borrowers, jointly and severally, shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Borrowers on the Closing Date (as defined below) a Note in the original principal amount as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.

(b) Closing. The closing (the “Closing”) of the purchase of the Notes by the Buyers shall occur at the offices of [●], [●]. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Borrowers and each Buyer). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

(c) Purchase Price. The aggregate purchase price for the Notes to be purchased by each Buyer (each, a “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, which may be satisfied in cash (each, a “Cash Purchase Price”) or by cancellation of Existing Notes (on a dollar-for-dollar basis, against the Purchase Price of the Notes to be purchased by such Buyer). Each Buyer shall be deemed to pay approximately $650 for each $1,000 of principal amount of Notes to be purchased by such Buyer at the Closing.

(d) Form of Payment. On the Closing Date, (i) each Buyer shall pay its respective Cash Purchase Price and/or cancel and surrender its Existing Note in satisfaction of such Buyer’s Purchase Price (as the case may be) to the Borrowers for the Notes to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below) and (ii) the Borrowers shall issue and deliver to each Buyer a Note, in the aggregate original principal amount as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, duly executed on behalf of the Borrowers and registered in the name of such Buyer or its designee.

(e) Put Option.

(i) General. At any time after the Closing Date and prior to the twelve (12) month anniversary of the Closing Date (the “Option Eligibility Period”), each Buyer, severally, shall have the right (each, a “Put Right”) to require the Ignite Borrower to purchase in one or more transactions up to such aggregate number of shares of Parent Preferred Shares as set forth on the signature page of each such Buyer attached hereto in exchange for shares of preferred stock of the Ignite Borrower (the “New Preferred Shares”) on substantially the same terms as the Series A-1 Certificate of Designations Series and/or A-2 Certificate of Designations (as applicable), mutatis mutandis, at an exchange ratio of two (2) Parent Preferred Shares to every three (3) New Preferred Shares; provided, that the New Preferred Shares shall be allocated pro rata to all of the Buyers in proportion to the number of the Parent Preferred Shares held by each Buyer, compared to the total number of Parent Preferred Shares outstanding as of the date hereof, on the Option Exercise Date (as defined below), up to an aggregate Stated Value for all New Preferred Shares of $60 million.

(ii) Mechanics. Each Buyer, severally, may exercise the Put Right by delivering written notice thereof (each, an “Option Notice”, and the date of such notice, each, an “Option Notice Date”) to the Ignite Borrower (which may be an e-mail) at any time during the Option Eligibility Period specifying the applicable Parent Preferred Shares to be acquired by the Ignite Borrower and the New Preferred Shares to be issued in consideration therefor. Upon the Ignite Borrower’s receipt of such notice, the Ignite Borrower shall file the certificate of designations setting forth the terms of the New Preferred Shares, and promptly after the filing of such certificate of designations, but no later than within two (2) Business Days of the Option Notice Date (or as mutually agreed by such Buyer and the Ignite Borrower, such date, the “Option Exercise Date”) issue the New Preferred Shares to such Buyer in exchange for the Parent Preferred Shares. Additionally, on the Option Exercise Date, the Ignite Borrower shall deliver (a) to such Buyer, (x) a certificate evidencing the New Preferred Shares and (y) a certified copy of the related certificate of designations, and (b) to such Buyer and to the transfer agent for the New Preferred Shares, if any, of the Ignite Borrower, an irrevocable transfer instruction letter in connection with the Put Exercise in form and substance satisfactory to the Buyer in the form attached hereto as Exhibit E (the “Irrevocable Ignite Transfer Agent Instructions”). As soon as commercially practicable following the Option Exercise Date, such Buyer shall deliver or cause to be delivered to the Ignite Borrower the Parent Preferred Shares, if such shares are certificated. Immediately following the Option Exercise Date, the Holder shall relinquish all rights, title and interest in the Parent Preferred Shares being acquired by the Ignite Borrower (including any claims the Buyer may have against the ADTX Borrower related thereto) and assigns the same to the Ignite Borrower.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Borrowers with respect to only itself that, as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. Such Buyer is acquiring its Notes for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c) Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Borrowers are relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(e) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Borrowers and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Borrowers. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Borrowers’ representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) Transfer or Resale. Such Buyer understands that except as provided in Section 4(g) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Borrowers (if requested by the Borrowers) an opinion of counsel, in a form reasonably acceptable to the Borrowers, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Borrowers with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale or any transfer of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither of the Borrowers nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Borrowers with any notice thereof or otherwise make any delivery to the Borrowers pursuant to this Agreement or any other Transaction Document (as defined in Section 3(a)), including, without limitation, this Section 2(g).

(h) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j) Ownership of Existing Notes. Each Buyer who holds Existing Notes, owns its Existing Notes free and clear of any Liens (as defined below) (other than the obligations pursuant to this Agreement).

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

The Borrowers represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a) Organization and Qualification. Each of the Borrowers are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Borrowers and each of their respective Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Borrowers or any Subsidiary, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents, (iii) the authority or ability of the Borrowers or any of their Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth on Schedule 3(a), each of the Borrowers have no Subsidiaries. “Subsidiaries” means any Person in which either of the Borrowers, directly or indirectly, owns more than fifty-one percent (51%) of the outstanding voting stock of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b) Authorization; Enforcement; Validity. Each of the Borrowers have the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to issue and sell the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Borrowers, and the consummation by the Borrowers of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes) have been duly authorized by the Borrowers’ board of directors or other governing body, as applicable, and (other than the filing with the SEC of one or more registration statements), a Form D with the SEC and any other filings as may be required by any state securities agencies (the “Required Approvals”) no further filing, consent or authorization is required by the Borrowers, their respective Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Borrowers, and each constitutes the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Security Documents, the Guaranty, the Irrevocable Ignite Transfer Agent Instructions and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities; Ownership of Pledged Equity. The issuance of the Notes are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Borrowers of the Securities is exempt from registration under the 1933 Act. The Pledged Equity is fully paid and the ADTX Borrower has good and valid ownership of the Pledged Equity free and clear of all Liens.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Borrowers and their respective Subsidiaries and the consummation by the Borrowers and their respective Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes) will not (i) result in a violation of the organization documents of such applicable Borrower (or their respective Subsidiaries) or any interests or other securities of the Borrowers (or their respective Subsidiaries), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any of the Borrowers (or any of their respective Subsidiaries) is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Borrowers or any of their respective Subsidiaries or by which any property or asset of the Borrowers or any of their respective Subsidiaries is bound or affected.

(e) Consents. Neither of the Borrowers nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Borrowers or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither of the Borrowers nor any of their respective Subsidiaries are aware of any facts or circumstances which might prevent the Borrowers or any of their respective Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The ADTX Borrower is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. Each Borrower is acting solely for such Borrower’s own account and has made its own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for such Borrower based such Borrower’s own judgment and upon advice of such advisors as such Borrower deems necessary. The Borrowers acknowledge and agree that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of either of the Borrowers or any of their Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of either of the Borrowers or any of their Subsidiaries or (iii) to its knowledge, a “beneficial owner” (as defined for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of more than 10% of the shares of Common Stock. The Borrowers further acknowledges that no Buyer is acting as a financial advisor or fiduciary of either of the Borrowers or any of their Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Borrowers further represents to each Buyer that each of the Borrowers and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by each of the Borrowers, each Subsidiary and their respective representatives.

(g) No General Solicitation; Placement Agent’s Fees. Neither of the Borrowers, nor any of their respective Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Borrowers shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Borrowers shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Neither of the Borrowers nor any of their Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h) No Integrated Offering. None of the Borrowers, their respective Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders or members (as applicable) of the Borrowers for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Borrowers are listed or designated for quotation. None of the Borrowers, their respective Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Borrowers.

(i) Reserved.

(j) Reserved.

(k) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the ADTX Borrower has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act except where the ADTX Borrower has obtained an extension of time from the SEC to file any such report, schedule, form, proxy statement, statement or other document, in which case the ADTX Borrower has filed such document within he applicable extension period (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The ADTX Borrower has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the ADTX Borrower included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the ADTX Borrower as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the ADTX Borrower or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the ADTX Borrower on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the ADTX Borrower in its financial statements or otherwise. No other information provided by or on behalf of the ADTX Borrower to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The ADTX Borrower is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the ADTX Borrower with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the ADTX Borrower currently aware of facts or circumstances which would require the ADTX Borrower to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The ADTX Borrower has not been informed by its independent accountants that they recommend that the ADTX Borrower amend or restate any of the Financial Statements or that there is any need for the ADTX Borrower to amend or restate any of the Financial Statements.

(l) Absence of Certain Changes. Since the date of the ADTX Borrower’s most recent audited financial statements contained in a Form 10-K, and except as otherwise disclosed in a filing by the ADTX Borrower with the SEC, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the ADTX Borrower and its Subsidiaries, taken as a whole. Since the date of the ADTX Borrower’s most recent audited financial statements contained in a Form 10-K, neither the ADTX Borrower nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the ADTX Borrower nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the ADTX Borrower or any of its Subsidiaries have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Neither Borrower nor any of their respective Subsidiaries, individually and on a consolidated basis, are as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, (i) with respect to any of the Borrowers and their respective Subsidiaries, on a consolidated basis, (A) the present fair saleable value of any Borrower and its respective Subsidiaries’ assets is less than the amount required to pay such Borrower and its respective Subsidiaries’ total Indebtedness (as defined below), (B) any Borrower and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) any Borrower and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to such Borrowers and each Subsidiary, individually, (A) the present fair saleable value of such Borrowers’ or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) such Borrowers or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) such Borrowers or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither of the Borrowers nor any of their respective Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Borrowers’ or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to any of the Borrowers, any of their respective Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) in the case of the ADTX Borrower, would be required to be disclosed by such Borrower under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by such Borrower of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(o) Conduct of Business; Regulatory Permits. Neither of the Borrowers nor any of their respective Subsidiaries is in violation of any term of or in default under the organization documents of such applicable Borrower (or their respective Subsidiaries) or any interests or other securities of the Borrowers (or their respective Subsidiaries), respectively. Neither of the Borrowers nor any of their respective Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Borrowers or any of their respective Subsidiaries, and neither of the Borrowers nor any of their respective Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, and except as otherwise disclosed in filings of the ADTX Borrower with the SEC (other than any violations of Nasdaq Listing Rule 5550(a)(2)), the ADTX Borrower is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, and except as otherwise disclosed in filings of the ADTX Borrower with the SEC, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the ADTX Borrower has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. Each of the Borrowers and each of their respective Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither of the Borrowers nor any of their respective Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Borrowers or any of their respective Subsidiaries or to which the Borrowers or any of their respective Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of either of the Borrowers or any of their respective Subsidiaries, any acquisition of property by the Borrowers or any of their respective Subsidiaries or the conduct of business by the Borrowers or any of their respective Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Borrowers or any of their Subsidiaries.

(p) Foreign Corrupt Practices. Neither of the Borrowers, the any Subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Borrowers Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Borrowers Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Borrowers Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii) assisting the Borrowers or their respective Subsidiaries in obtaining or retaining business for or with, or directing business to, the Borrowers or their Subsidiaries.

(q) Sarbanes-Oxley Act. Each Borrower and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(r) Transactions With Affiliates. No current or former employee, partner, director, officer or stockholder (direct or indirect) of the Borrowers or their respective Subsidiaries, or any associate, or, to the knowledge of the Borrowers, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with any of the Borrowers or their respective Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of any of the Borrowers or any of their respective Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of any of the Borrowers or their respective Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market (each, an “Eligible Market”)), nor does any such Person receive income from any source other than the Borrowers or their Subsidiaries which relates to the respective businesses of the Borrowers or their Subsidiaries or should properly accrue to the Borrowers or their Subsidiaries. No employee, officer, stockholder or director of the Borrowers or any of their respective Subsidiaries or member of his or her immediate family is indebted to the Borrowers or their Subsidiaries, as the case may be, nor is the Borrowers or any of their Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Borrowers, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the board of directors (or equivalent governing body) of any of the Borrowers).

(s) Equity Capitalization.

(i) Definitions:

(A) “Common Stock” means (x) the ADTX Borrower’s shares of common stock, $0.001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(B) “Preferred Stock” means (x) the ADTX Borrower’s blank check preferred stock, $0.001 par value per share, the terms of which may be designated by the board of directors of the ADTX Borrower in a certificate of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(ii) Authorized and Outstanding Capital Stock. Schedule 3(s)(ii) sets forth the capitalization of the ADTX Borrower as of the date hereof.

(iii) Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(s)(iii) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Convertible Securities (as defined below) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the ADTX Borrower’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the ADTX Borrower’s or any of its Subsidiaries. To the ADTX Borrower’s knowledge, no Person owns 10% or more of the ADTX Borrower’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(iv) Existing Securities; Obligations. Except as disclosed in the SEC Documents or Section 3(s)(iv) of the Disclosure Schedules hereto: (A) neither of either Borrower’s or any of their respective Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the applicable Borrower or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of either of the Borrowers or any of their respective Subsidiaries, or contracts, commitments, understandings or arrangements by which any of the Borrowers or any of their respective Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Borrowers or any of their respective Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of any of the Borrowers or any of their respective Subsidiaries; (C) there are no agreements or arrangements under which any of the Borrowers or any of their respective Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of any of the Borrowers or any of their respective Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which any of the Borrowers or any of their respective Subsidiaries is or may become bound to redeem a security of any of the Borrowers or any of their respective Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither of any of the Borrowers nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(v) Organizational Documents. The SEC Documents contain true, correct and complete copies of the organizational documents of each of the Borrowers, as amended and as in effect on the date hereof (the “Organizational Documents”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(t) Indebtedness and Other Contracts. Neither of the Borrowers nor any of their Subsidiaries, (i) except as disclosed on Schedule 3(t), has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of any of the Borrowers or any of their Subsidiaries or by which the Borrowers or any of their Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with any of the Borrowers or any of their Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the applicable Borrowers’ officers, has or is expected to have a Material Adverse Effect. Neither the ADTX Borrower nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the ADTX Borrowers’ or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(u) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Borrowers, threatened against or affecting any of the Borrowers or any of their Subsidiaries, the Common Stock or any of the Borrowers’ or their Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(u). No director, officer or employee of the Borrowers or any of their respective subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Borrowers, there is not pending or contemplated, any investigation by the SEC involving any of the Borrowers, any of their Subsidiaries or any current or former director or officer of the Borrowers or any of their Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the ADTX Borrower under the 1933 Act or the 1934 Act. After reasonable inquiry of its employees, neither of the Borrowers are aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither of the Borrowers nor any of their Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(v) Insurance. The Borrowers and each of their Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Borrowers believes to be prudent and customary in the businesses in which the Borrowers and their Subsidiaries are engaged. Neither of the Borrowers nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither of the Borrowers nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(w) Employee Relations. Neither of the Borrowers nor any of their Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Borrowers and their Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of any of the Borrowers or any of their Subsidiaries has notified any such Borrower or any such Subsidiary that such officer intends to leave such Borrower or any such Subsidiary or otherwise terminate such officer’s employment with such Borrower or any such Subsidiary. No executive officer or other key employee of any of the Borrowers or any of their Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject any of the Borrowers or any of their Subsidiaries to any liability with respect to any of the foregoing matters. The Borrowers and their Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(x) Title.

(i) Real Property. Each of the Borrowers and their Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by any of the Borrowers or any of their Subsidiaries (the “Real Property”) owned by any of the Borrowers or any of their Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by any of the Borrowers or any of their Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by any of the Borrowers or any of their Subsidiaries.

(ii) Fixtures and Equipment. Each of the Borrowers and their Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by such Borrowers or their Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Borrowers’ and/or their Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Borrowers and their Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(y) Intellectual Property Rights. The Borrowers and their Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. Each of patents owned by any of the Borrowers or any of their Subsidiaries is listed on Schedule 3(y)(i). Except as set forth in Schedule 3(y)(ii), none of the Borrowers’ Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. Neither of the Borrowers have any knowledge of any infringement by any of the Borrowers or their Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Borrowers or any of their Subsidiaries, being threatened, against any of the Borrowers or any of their Subsidiaries regarding its Intellectual Property Rights. Neither of the Borrowers nor any of their Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Borrowers and their Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(z) Environmental Laws.

(i) The Borrowers and their Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) No Hazardous Materials:

(A) have been disposed of or otherwise released from any Interest of any of the Borrowers or any of their Subsidiaries in violation of any Environmental Laws; or

(B) are present on, over, beneath, in or upon an Interest or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by any of the Borrowers or any of their Subsidiaries of any Property or Interest has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of any of the Borrowers or any of their Subsidiaries.

(iii) Neither of the Borrowers nor any of their Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Interest any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) None of the Interests are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(aa) Subsidiary Rights. The Borrowers or one of their Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of their Subsidiaries as owned by any of the Borrowers or such Subsidiary.

(bb) Tax Status. Each of the Borrowers and each of their Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrowers and their Subsidiaries know of no basis for any such claim. Neither of the Borrowers is operated in such a manner as to qualify as a passive foreign investment Borrowers, as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”). The net operating loss carryforwards (“NOLs”) for United States federal income tax purposes of the consolidated group of which each of the Borrowers is the common parent, if any, shall not be adversely effected by the transactions contemplated hereby. The transactions contemplated hereby do not constitute an “ownership change” within the meaning of Section 382 of the Code, thereby preserving each of the Borrowers’ ability to utilize such NOLs.

(cc) Internal Accounting and Disclosure Controls. The ADTX Borrower and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The ADTX Borrower maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the ADTX Borrower in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the ADTX Borrower in the reports that it files or submits under the 1934 Act is accumulated and communicated to the ADTX Borrowers’ management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the ADTX Borrower nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the ADTX Borrower or any of its Subsidiaries.

(dd) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the ADTX Borrower or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by such Borrower in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(ee) Investment Company Status. The Borrowers are not, and upon consummation of the sale of the Securities neither will be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ff) Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Borrowers that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Borrowers or any of their Subsidiaries to agree, nor has any Buyer agreed with the Borrowers or any of their Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of any of the Borrowers, or “derivative” securities based on securities issued by the Borrowers or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Borrowers further understand and acknowledge that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the 8-K Filing (as defined below) one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in any of the Borrowers both at and after the time the hedging and/or trading activities are being conducted. The Borrowers acknowledge that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(gg) Manipulation of Price. Neither of the Borrowers nor any of their Subsidiaries has, and, to the knowledge of the Borrowers, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of any of the Borrowers or any of their Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of any of the Borrowers or any of their Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Borrowers or any of their Subsidiaries.

(hh) U.S. Real Property Holding Corporation. Neither of the Borrowers nor any of their Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Borrowers and each Subsidiary shall so certify upon any Buyer’s request.

(ii) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Borrowers, and all laws imposing such taxes will be or will have been complied with.

(jj) Bank Holding Company Act. Neither of the Borrowers nor any of their Subsidiaries is subject to the Bank Holding Borrowers Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither of the Borrowers nor any of their Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither of the Borrowers nor any of their Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk) Shell Company Status. The Borrowers are not, and have never been, an issuer identified in, or subject to, Rule 144(i).

(ll) Illegal or Unauthorized Payments; Political Contributions. Neither of the Borrowers nor any of their Subsidiaries nor, to the best of the Borrowers’ knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of any of the Borrowers or any of their Subsidiaries or any other business entity or enterprise with which any of the Borrowers or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of any of the Borrowers or any of their Subsidiaries.

(mm) Money Laundering. The Borrowers and their Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(nn) Management. Except as set forth in Schedule 3(nn) hereto, during the past five year period, no current or former officer, managing partner, manager, or director or, to the knowledge of the Borrowers, no current ten percent (10%) or greater stockholder or member, as applicable, of any of the Borrowers or any of their Subsidiaries has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(A) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(B) Engaging in any particular type of business practice; or

(C) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(oo) Stock Option Plans. Each stock option granted by any of the Borrowers was granted (i) in accordance with the terms of the applicable stock option plan of such Borrower and (ii) with an exercise price at least equal to the fair market value of the Common Stock or equivalent equity security on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under any of the Borrowers’ stock option plan has been backdated. Neither of the Borrowers have knowingly granted, and there is no and has been no policy or practice of any of the Borrowers to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding any of the Borrowers or their Subsidiaries or their financial results or prospects.

(pp) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Borrowers to arise, between the Borrowers and the accountants and lawyers formerly or presently employed by the Borrowers and the Borrowers are current with respect to any fees owed to its accountants and lawyers which could affect any of the Borrowers’ ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the ADTX Borrower had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the ADTX Borrower has no reason to believe that it will need to restate any such financial statements or any part thereof.

(qq) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Borrowers, any of their predecessors, any affiliated issuer, any director, executive officer, other officer of any of the Borrowers participating in the offering contemplated hereby, any beneficial owner of 20% or more of any of the Borrowers’ outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Borrowers in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Borrowers have exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Borrowers have complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and have furnished to the Buyers a copy of any disclosures provided thereunder.

(rr) Other Covered Persons. The Borrowers are not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(ss) No Additional Agreements. The Borrowers do not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(tt) Public Utility Holding Act. None of the Borrowers nor any of their Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(uu) Federal Power Act. None of the Borrowers nor any of their Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(vv) Ranking of Notes. No Indebtedness of any of the Borrowers, at the Closing, will be senior to, or pari passu with, the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(ww) Disclosure. The Borrowers confirm that neither they nor any other Person acting on their behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning any of the Borrowers or any of their Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Borrowers understand and confirm that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Borrowers. All disclosure provided to the Buyers regarding the Borrowers and their Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of any of the Borrowers or any of their Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of any of the Borrowers or any of their Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by any of the Borrowers or any of their Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to any of the Borrowers or any of their Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by any of the Borrowers but which has not been so publicly disclosed. The Borrowers acknowledge and agree that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4. COVENANTS.

(a) Reasonable Best Efforts. Each Party shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 5 and Section 7 of this Agreement, as applicable.

(b) Form D and Blue Sky. The ADTX Borrower shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Borrowers shall, on or before the Closing Date, take such action as the Borrowers shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Borrowers under this Agreement, the Borrowers shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and each Party shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c) Reporting Status. Until the date on which no Notes remain outstanding (the “Reporting Period”), the ADTX Borrower shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the ADTX Borrower shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination; provided, however, that any reports required to be filed with the SEC pursuant to the 1934 Act shall be considered timely if the ADTX Borrower has obtained an extension of time from the SEC to file any such report, schedule, form, proxy statement, statement or other document, and the ADTX Borrower makes such filing within the applicable extension period nothing herein; provided, further, that nothing herein shall prohibit the ADTX Borrower from terminating its reporting obligations in connection with a change of control transaction, merger, tender offer, or other transaction duly approved by the board of the ADTX Borrower, including any transaction in which the ADTX Borrower becomes a private company, so long as the ADTX Borrower (x) has complied in all material respects with its reporting obligations through the Closing and (y) complies in all respects with the terms and conditions of the Notes with respect thereto.

(d) Use of Proceeds. The Borrowers will use the proceeds from the sale of the Securities as follows: (x) $25,000 to be used in connection with a certain commercial services agreement of the Ignite Borrower as set forth on Schedule 4(d)(i) attached hereto, and (y) $575,000 for general corporate purposes of the Borrowers, but in any event not, directly or indirectly, for (i) except as set forth on Schedule 4(d)(ii), the satisfaction of any indebtedness of any of the Borrowers or any of their Subsidiaries, (ii) the redemption or repurchase of any securities of any of the Borrowers or any of their Subsidiaries, or (iii) the settlement of any outstanding litigation.

(e) Financial Information. The ADTX Borrower agrees to send the following to each holder of Notes (each, an “Investor”) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the ADTX Borrower or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the ADTX Borrower generally, contemporaneously with the making available or giving thereof to the stockholders.

(f) Fees. The Borrowers shall pay (or direct the Buyer’s to pay from the Cash Purchase Price) [●], counsel to [●] (the “Lead Buyer”) and the Collateral Agent, a non-accountable amount of $50,000 for the costs and expenses incurred in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents. The Borrowers shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Borrowers shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(g) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Borrowers acknowledge and agree that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Borrowers with any notice thereof or otherwise make any delivery to the Borrowers pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Borrowers hereby agree to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(h) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transaction by the ADTX Borrower. The ADTX Borrower shall, on or before the date of this Agreement (the “Disclosure Deadline”), issue a press release (the “Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before the Disclosure Deadline, the ADTX Borrower shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement, the form of Security Agreement, the form of Guaranty and the form of Notes) (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Borrowers shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Borrowers or any of their Subsidiaries, or any of their officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, each of the Borrowers and their Subsidiaries acknowledge and agree that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Borrowers, or any of their respective Subsidiaries, or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

(ii) Limitations on Disclosure by the Borrowers. The Borrowers shall not, and shall direct their Subsidiaries, officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Borrowers or any of their respective Subsidiaries from and after the date hereof without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion). In the event of a breach of the foregoing covenants in addition to any other remedy provided herein or in the Transaction Documents, such Buyer shall have the right to require the Borrowers to make a public disclosure, within one (1) Business Day of any such request, of such breach or such material, non-public information, as applicable; provided, that if the Borrowers fail to timely make such disclosure, such Buyer shall have the right to make such disclosure in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable. No Buyer shall have any liability to the Borrowers, or any of their Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, for any such disclosure. To the extent that the Borrowers or any of their Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, delivers any material, non-public information to a Buyer without such Buyer’s consent, the Borrowers and each Subsidiary hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither of the Borrowers, nor any of their Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Borrowers shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Borrowers in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), except as otherwise required by law, the Borrowers shall not (and shall cause each of their Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, each of the Borrowers and their Subsidiaries expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Borrowers or any of their Subsidiaries, as applicable, and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Borrowers or any of their Subsidiaries.

(i) Conduct of Business. The business of the Borrowers and their Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(j) Restriction on Redemption and Cash Dividends. So long as any Notes are outstanding, the Borrowers shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of any of the Borrowers without the prior express written consent of the Buyers.

(k) Passive Foreign Investment Company. The Borrowers shall conduct their respective businesses, and shall cause their Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Borrowers will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(l) Corporate Existence. So long as any Buyer beneficially owns any Notes, neither of the Borrowers shall be party to any Fundamental Transaction (as defined in the Notes) unless such Borrower is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes.

(m) Regulation M. The Borrowers will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(n) General Solicitation. None of the Borrowers, any of their affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Borrowers or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(o) Integration. None of the Borrowers, any of their affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Borrowers or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of the Principal Market and the Borrowers will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(p) Notice of Disqualification Events. The Borrowers will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(q) Collateral Agent. Each Buyer hereby (i) appoints [●], as the collateral agent hereunder and under the other Security Documents (in such capacity, the “Collateral Agent”), and (ii) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders, and such instructions shall be binding upon all holders of Notes; provided, however, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Collateral Agent, exposes the Collateral Agent to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(r) Successor Collateral Agent.

(i) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least ten (10) Business Days’ prior written notice to the Borrowers and each holder of Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (ii) and (iii) below or as otherwise provided below. If at any time the Collateral Agent (together with its affiliates) beneficially owns less than $100,000 in aggregate principal amount of Notes, the Required Holders may, by written consent, remove the Collateral Agent from all its functions and duties hereunder and under the other Transaction Documents.

(ii) Upon any such notice of resignation or removal, the Required Holders shall appoint a successor collateral agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation or removal hereunder as the collateral agent, the provisions of this Section 4(r) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

(iii) If a successor collateral agent shall not have been so appointed within ten (10) Business Days of receipt of a written notice of resignation or removal, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the Collateral Agent until such time, if any, as the Required Holders appoint a successor collateral agent as provided above.

(iv) In the event that a successor Collateral Agent is appointed pursuant to the provisions of this Section 4(r) that is not a Buyer or an affiliate of any Buyer (or the Required Holders or the Collateral Agent (or its successor), as applicable, notify the Borrowers that they or it wants to appoint such a successor Collateral Agent pursuant to the terms of this Section 4(r)), the Borrowers and each Subsidiary thereof covenants and agrees to promptly take all actions reasonably requested by the Required Holders or the Collateral Agent (or its successor), as applicable, from time to time, to secure a successor Collateral Agent satisfactory to the requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all reasonable and customary fees and expenses of such successor Collateral Agent, by having the Borrowers and each Subsidiary thereof agree to indemnify any successor Collateral Agent pursuant to reasonable and customary terms and by each of the Borrowers and each Subsidiary thereof executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent.

(s) Closing Documents. On or prior to fourteen (14) calendar days after the Closing Date, the Borrowers agree to deliver, or cause to be delivered, to each Buyer and [●] a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5. REGISTER; LEGEND.

(a) Register. The Borrowers shall maintain at its principal executive offices (or such other office or agency of any of the Borrowers as it may designate by notice to each holder of Securities), a register for the Notes in which the Borrowers shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person. The Borrowers shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b) Legends. Each Buyer understands that the Securities have been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE BORROWERS), IN A FORM REASONABLY ACCEPTABLE TO THE BORROWERS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(c) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(b) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of any of the Borrowers), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Buyer provides the Borrowers with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Borrowers with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Borrowers shall no later than two (2) Trading Days (as defined in the Notes) (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Buyer delivers such legended certificate representing such Securities to the Borrowers) following the delivery by a Buyer to the Borrowers or the transfer agent (with notice to the Borrowers) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 5(c), issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee. The Borrowers shall be responsible for any fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

6. CONDITIONS TO THE BORROWERS’S OBLIGATION TO SELL.

(a) The obligation of the Borrowers hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each of the Borrower’s sole benefit and may be waived by the Borrowers at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Borrowers.

(ii) Such Buyer and each other Buyer shall have delivered to the Borrowers the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(f)) (and/or cancelled and surrendered Existing Notes in satisfaction of, as applicable) for the Notes being purchased by such Buyer at the Closing and, to the extent all, or any part, of any such Buyer’s Purchase Price is being satisfied in cash, such Cash Purchase Price shall have been satisfied in cash by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a) The obligation of each Buyer hereunder to purchase its Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Borrowers with prior written notice thereof:

(i) The Borrowers and each Subsidiary (as the case may be) shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Borrowers shall have duly executed and delivered to such Buyer a Note in such original principal amount as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers as being purchased by such Buyer at the Closing pursuant to this Agreement; provided, that, each Note other than such Note issued to the Lead Buyer (such Notes, the “Rollover Notes”) shall be delivered within two (2) Business Days after the Closing Date.

(ii) Such Buyer shall have received the opinion of [●], the Borrowers’ counsel, dated as of the Closing Date, in the form acceptable to such Buyer.

(iii) [Reserved.]

(iv) The Borrowers shall have delivered to such Buyer a certificate evidencing each of the Borrowers’ qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which each Borrower conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(v) The Borrowers shall have delivered to such Buyer a certified copy of the certificate of incorporation (or such equivalent organizational document) as certified by the Secretary of State (or comparable office) of such Borrower’s jurisdiction of incorporation within ten (10) days of the Closing Date.

(vi) [Reserved.]

(vii) The Borrowers shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Borrowers and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(a) as adopted by the Borrowers’ board of directors (or equivalent governing body) in a form reasonably acceptable to such Buyer, and (ii) the Organizational Documents of each Borrower, as in effect at the Closing.

(viii) Each and every representation and warranty of the Borrowers shall be true and correct in all material respects (except for representations and warranties qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Borrowers shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Borrowers at or prior to the Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of each of the Borrowers, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(ix) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(x) The Borrowers shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xi) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xii) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xiii) In accordance with the terms of the Security Documents, the Borrowers shall have delivered to the Collateral Agent (A) original certificates (I) representing the Pledged Equity to the extent the Ignite Borrower has certificated equity and (II) representing all other equity interests and all promissory notes required to be pledged thereunder, in each case, accompanied by undated stock powers and allonges executed in blank and other proper instruments of transfer and (B) appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Document.

(xiv) Within two (2) Business Days prior to the Closing, the Borrowers shall have delivered or caused to be delivered to each Buyer and the Collateral Agent (A) certified copies of requests for copies of information on Form UCC-11, listing all effective financing statements which name as debtor the Borrowers or any of their Subsidiaries and which are filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent or the Buyers, desirable to perfect the security interests purported to be created by the Security Agreement, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral (as defined in the Security Agreement), and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent and the Buyers, shall not show any such Liens; and (B) a perfection certificate, duly completed and executed by the Ignite Borrower and each of their Subsidiaries, in form and substance satisfactory to the Buyers, dated as of the Closing Date (the “Perfection Certificate”).

(xv) The Collateral Agent shall have received the Security Agreement, duly executed by the Ignite Borrower and each of their Subsidiaries, together with the original stock certificates representing all of the equity interests and all promissory notes required to be pledged thereunder, accompanied by undated stock powers and allonges executed in blank and other proper instruments of transfer.

(xvi) With respect to the Intellectual Property Rights, if any, of the Borrowers or any of their Subsidiaries, the Borrowers and/or such Subsidiaries, as applicable, shall have duly executed and delivered to such Buyer each Intellectual Property Security Agreement of the Borrowers and their Subsidiaries, in the form attached as Exhibit A to the Security Agreement.

(xvii) The Collateral Agent shall have received the Pledge Agreement, duly executed by the ADTX Borrower, together with the original stock certificates representing the Pledged Equity, accompanied by undated stock powers and allonges executed in blank and other proper instruments of transfer.

(xviii) Such Buyer shall have received a letter on the letterhead of the Borrowers, duly executed by the Chief Executive Officer of the Borrowers, setting forth the wire amounts of each Buyer with a Cash Purchase Price and the wire transfer instructions of the Borrowers (the “Flow of Funds Letter”).

(xix) The Borrowers and their Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8. TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Notes shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Borrowers under this Agreement to reimburse such Buyer for the expenses described in Section 4(f) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Party from bringing suit or taking other legal action against any Party in any other jurisdiction to collect on any Party’s obligations to such Party or to enforce a judgment or other court ruling in favor of such Party. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Borrowers and/or any of their Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Borrowers and their Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Borrowers, their Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Borrowers or any of their Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Borrowers or (ii) waive, alter, modify or amend in any respect any obligations of the Borrowers or any of their Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Borrowers and/or any of their Subsidiaries and any Buyer, or any instruments any Buyer received from the Borrowers and/or any of their Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither of the Borrowers nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Borrowers and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion); and provided further that the provisions of Sections 4(q) and 4(r) above cannot be amended or waived without the additional prior written approval of the Collateral Agent or its successor. No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of the Notes. From the date hereof and while any Notes are outstanding, the Borrowers shall not be permitted to receive any consideration from a Buyer or a holder of Notes that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Borrowers or any Subsidiary (i) to treat such Buyer or holder of Notes in a manner that is more favorable than to other similarly situated Buyers or holders of Notes, as applicable, or (ii) to treat any Buyer(s) or holder(s) of Notes in a manner that is less favorable than the Buyer or holder of Notes that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Borrowers purchased or sold by any Buyer. The Borrowers have not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Borrowers confirm that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Borrowers, any Subsidiary or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Borrowers expressly acknowledge and agree that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Borrowers’ representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Borrowers’ representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (I) prior to the Closing Date, each Buyer entitled to purchase Notes at the Closing and (II) on or after the Closing Date, holders of a majority of aggregate principal amount of the Notes then outstanding.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Borrowers:

Aditxt, Inc.

2569 Wyandotte Street, Suite 101

Mountain View, CA 94043
Telephone: [●]
Attention: [●]
E-Mail: [●]

and

Ignite Proteomics LLC

2569 Wyandotte Street, Suite 101

Mountain View, CA 94043
Telephone: [●]
Attention: [●]
E-Mail: [●]

with a copy (for informational purposes only) to:

[●]

If to a Buyer, to its mailing address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

[●]

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that [●] shall only be provided copies of notices sent to the Lead Buyer and the Collateral Agent. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes. The Borrowers shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Notes) (unless the Borrowers are in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Borrowers, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i) Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Borrowers’ other obligations under the Transaction Documents, the Borrowers shall, jointly and severally, defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Borrowers or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Borrowers or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Borrowers or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by such Buyer pursuant to Section 4(h), or (D) the status of such Buyer or holder of the Securities either as an investor in the Borrowers pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Borrowers may be unenforceable for any reason, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii) Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Borrowers under this Section 9(k), deliver to the Borrowers a written notice of the commencement thereof, and the Borrowers shall have the right to participate in, and, to the extent the Borrowers so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Borrowers and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Borrowers if: (A) the Borrowers have agreed in writing to pay such fees and expenses; (B) the Borrowers shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Borrowers, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Borrowers (in which case, if such Indemnitee notifies the Borrowers in writing that it elects to employ separate counsel at the expense of the Borrowers, then the Borrowers shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Borrowers), provided further, that in the case of clause (C) above the Borrowers shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Borrowers in connection with any negotiation or defense of any such action or Indemnified Liability by the Borrowers and shall furnish to the Borrowers all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Borrowers shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Borrowers shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Borrowers shall not unreasonably withhold, delay or condition its consent. The Borrowers shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Borrowers shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Borrowers within a reasonable time of the commencement of any such action shall not relieve the Borrowers of any liability to the Indemnitee under this Section 9(k), except to the extent that the Borrowers is materially and adversely prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills are received or Indemnified Liabilities are incurred.

(iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Borrowers or others, and (B) any liabilities the Borrowers may be subject to pursuant to the law.

(l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Borrowers in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(m) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Borrowers in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(n) Remedies. Each Party and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such Person been granted at any time under any other agreement or contract and all of the rights which such Person has under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each Party recognizes that in the event that it or any other Party fails to perform, observe, or discharge any or all of its or such other Party’s(as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the non-breaching Party. Each Party therefore agrees that the non-breaching Party shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief). All rights and remedies under this Agreement and the other Transaction Documents shall be exercised in good faith.

(o) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Borrowers or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Borrowers or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(p) Payment Set Aside; Currency. To the extent that the Borrowers make a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Borrowers, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(q) Judgment Currency.

(i) If for the purpose of obtaining or enforcing judgment against the Borrowers, or their Subsidiaries in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(q) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(A) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(B) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(q)(i)(B) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(q)(i)(B) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii) Any amount due from the Borrowers or their Subsidiaries under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(r) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Borrowers acknowledge that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Borrowers shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Borrowers acknowledge that the Buyers are not acting in concert or as a group, and the Borrowers shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Borrowers and each Buyer confirms that each Buyer has independently participated with the Borrowers and their Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Borrowers, not the action or decision of any Buyer, and was done solely for the convenience of the Borrowers and their Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Borrowers, each Subsidiary and a Buyer, solely, and not between the Borrowers, their respective Subsidiaries and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BORROWERS:

ADITXT, INC.

By:
	Name:	Jeffrey M. Busch
	Title:	Interim Chief Executive Officer

IGNITE PROTEOMICS LLC

By:
	Name:	Jeffrey M. Busch
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	General Partner

Aggregate principal amount outstanding of Existing Notes:

N/A

Acknowledged and agreed as of the date first written above in its capacity as Collateral Agent:

[●], as Collateral Agent

By:
	Name:	[●]
	Title:	General Partner

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	General Partner

Aggregate original principal amount of Existing Notes:

$798,611.00

Aggregate amount outstanding of Existing Notes:

$[*][1]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[1]	All Existing Notes outstanding (including interest) as of the Closing Date.

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	General Partner

Aggregate original principal amount of Existing Notes:

$798,611.00

Aggregate amount outstanding of Existing Notes:

$[*][2]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[2]	All Existing Notes outstanding (including interest) as of the Closing Date.

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	CIO

Aggregate original principal amount of Existing Notes:

$520,833.33

Aggregate amount outstanding of Existing Notes:

$[*][3]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[3]	All Existing Notes outstanding (including interest) as of the Closing Date.

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	Manager

Aggregate original principal amount of Existing Notes:

$520,833.33

Aggregate amount outstanding of Existing Notes:

$[*][4]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[4]	All Existing Notes outstanding (including interest) as of the Closing Date.

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	Manager

Aggregate original principal amount of Existing Notes:

$277,778.00

Aggregate amount outstanding of Existing Notes:

$[*][5]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[5]	All Existing Notes outstanding (including interest) as of the Closing Date.

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	Manager

Aggregate original principal amount of Existing Notes:

$277,778.00

Aggregate amount outstanding of Existing Notes:

$[*][6]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[6]	All Existing Notes outstanding (including interest) as of the Closing Date.

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	Managing Member

Aggregate original principal amount of Existing Notes:

Aggregate amount outstanding of Existing Notes:

$[*][7]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[7]	All Existing Notes outstanding (including interest) as of the Closing Date.

IN WITNESS WHEREOF, each Buyer and the Borrowers have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[●]

By:
	Name:	[●]
	Title:	Managing Member

Aggregate original principal amount of Existing Notes:

Aggregate amount outstanding of Existing Notes:

$[*][8]

Series A-1 Preferred Shares:

Series A-2 Preferred Shares:

[8]	All Existing Notes outstanding (including interest) as of the Closing Date.

SCHEDULE OF BUYERS

(1) Buyer	(2) Mailing Address and E-mail Address	(3) Aggregate Principal Amount of Initial Notes		(4) Purchase Price		(5) Legal Representative’s Mailing Address and E-mail Address

[●]	[●]		$810,000		$725,000	[●]
[●]	[●]	$	[_]	$	[_]	N/A
[●]	[●]	$	[_]	$	[_]	N/A
[●]	[●]	$	[_]	$	[_]	N/A
[●]	[●]	$	[_]	$	[_]	N/A
[●]	[●]	$	[_]	$	[_]	N/A
[●]	[●]	$	[_]	$	[_]	N/A
[●]	[●]	$	[_]	$	[_]	N/A
[●]	[●]	$	[_]	$	[_]
TOTAL		$	[_]		$725,000